                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                               September 19, 1996



            NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION
             (Exact name of registrant as specified in its charter)


     District of Columbia              l-7102                52-0891669
     --------------------              ------                ----------
    (state or other juris-           (Commission          (I.R.S. Employer
   diction of incorporation)         File Number)       (Identification No.)


 Woodland Park, 2201 Cooperative Way, Herndon, VA                  22071-3025
 ------------------------------------------------                  ----------
 (Address of principal executive offices)                          (Zip Code)



Registrant's telephone number, including area code: (703)709-6700
                                                    -------------

        -------------------------------------------------------------
        (Former name or former address, if changed since last report)
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Item 7.          Financial Statements, Pro Forma Financial
                 Information and Exhibits.

         (c)     Exhibits

                 The following exhibits are filed herewith:

         1. Underwriting Agreement dated September 19, 1996 between the registrant and Lehman Brothers Inc., Goldman, Sachs & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

         4. Form of Global Certificate for the 7.30% Collateral Trust Bonds, due 2006.
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                                   SIGNATURES


             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           NATIONAL RURAL UTILITIES COOPERATIVE
                                              FINANCE CORPORATION



                                              /s/ STEVEN L. LILLY
                                           --------------------------------
                                           Steven L. Lilly
                                           Senior Vice President and
                                             Chief Financial Officer
                                             (Principal Financial Officer)


Dated:  September 26, 1996
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                                 EXHIBIT INDEX

    Exhibit No.                       Description
    -----------                       -----------
         1.               Underwriting Agreement dated September 19, 1996 between the registrant and Lehman Brothers Inc., Goldman,
                          Sachs & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

         4.               Form of Global Certificate for the 7.30% Collateral Trust Bonds, due 2006.